UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2021

Creek Road Miners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2700 Homestead Road, Suite 50

Park City, UT 84098

(Address of Principal Executive Offices) (Zip Code)

(435) 900-1949

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 15, 2021, the Registrant, Creek Road Miners, Inc. (hereinafter the “Company”), entered into a Membership Interest Purchase Agreement (“Agreement”) with JCE Investments, LLC, a Tennessee limited liability company (the “Purchaser”). Pursuant to the Agreement, the Company sold to the Purchaser, 100% of the membership interests in the Company’s wholly owned subsidiary Jevo Holdings, LLC, a California limited liability company (“Jevo”).

Jevo owns patent-protected machines (“Jevo Units”), that are among the first fully automated gelatin shot makers. Jevo owns the manufacturing and marketing rights to the Jevo Units and related consumables, both nationally and internationally, to bars, restaurants, clubs, casinos, hotels, cruise lines, resorts and other establishments that serve beverages (both alcoholic and non-alcoholic) to the public together with other markets that develop for the Jevo Units and related consumables.

Consideration for the sale was $1,500,000.00. The managing member of the Purchaser is the son-in-law of one of our directors who is also the Company’s majority shareholder. Our board consists of five members. The consideration amount was arrived at in arms-length negotiations and approved by the four board members not related to the Purchaser. The Company sold Jevo to be able to more fully focus on cryptocurrency mining operations.

The summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01 Disposition of Assets

See discussion set forth under Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Membership Interest Purchase Agreement dated September 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creek Road Miners, Inc. a Delaware corporation

Dated: September 17, 2021	By:	/s/ Scott D. Kaufman
Scott D. Kaufman, CEO

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